
LAIRD
PREBIOTIC DAILY GREENS
PERFORMANCE MUSHROOMS
PROTEIN CREAMER
MORNING JUMPSTART

LAIRD SUPERFOOD

ICR Conference Presentation

BUILDING A SCALABLE, MULTI-BRAND SUPERFOOD PLATFORM

January 13, 2026


CACAO
CHIA
HEMP
POWER SNACKS
CACAO
POMEGRANATE POWDER

Important Disclosures

Cautionary "Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995: This presentation and the accompanying oral presentation contain "forward-looking" statements that are based on Laird Superfood, Inc.'s (the "Company", "Laird Superfood", "Laird" or "LSF") current expectations or forecasts of future events and are not guarantees of future performance. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information or predictions concerning the proposed acquisition of Navitas LLC (the "Navitas Acquisition") and its expected terms, timing and closing, including receipt of required approvals, satisfaction of other customary closing conditions and expected changes and appointments to the board of directors, estimates of future synergies, growth opportunities, savings and efficiencies, expectations regarding the Company's ability to effectively integrate assets and properties it may acquire as a result of the Navitas Acquisition, expectations of future plans, priorities, focus and benefits of the proposed Transactions (as defined below), the Company's future financial performance, cash balance, plans and objectives, competitive position, market trends, succession planning, product pipeline, and potential growth and market opportunities. In some cases, you can identify forward-looking statements by words such as "intends," "estimates," "predicts," "potential," "continues," "target," "sustain," "anticipates," "plans," "expects," "believes," "should," "could," "may," "will," "would," "seeks" or the negative of these terms or other comparable terminology. Forward-looking statements involve risks and uncertainties, which may cause the Company's actual results, performance or achievements to be materially different from those expressed or implied by forward-looking statements. Key factors that could cause actual results to be different than expected or anticipated include, but are not limited to: the ability of the parties to consummate the proposed Transactions in a timely manner or at all, satisfaction of the conditions precedent to consummation of the Nexus Investment (as defined below) and the Navitas Acquisition, including the ability to secure required consents and regulatory approvals in a timely manner or at all, and approval by the Company's stockholders of the Company's issuance of its Series A Preferred Stock in connection with the Nexus Investment, the possibility of litigation (including related to the proposed Transactions), volatility regarding our revenue, expenses, including shipping expenses, and other operating results; our ability to acquire new direct and wholesale customers and successfully retain existing customers; our ability to attract and retain our suppliers, distributors and co-manufacturers, and effectively manage their costs and performance; effects of real or perceived quality or health issues with our products or other issues that adversely affect our brand and reputation; our ability to innovate on a timely and cost-effective basis, predict changes in consumer preferences and develop successful new products, or updates to existing products, and develop innovative marketing strategies; adverse developments regarding prices and availability of raw materials and other inputs, a substantial amount of which come from a limited number of suppliers outside the United States, including in areas which may be adversely affected by climate change; effects of changes in the tastes and preferences of our consumers and consumer preferences for natural and organic food products; the financial condition of, and our relationships with, our suppliers, co-manufacturers, distributors, retailers and food service customers, as well as the health of the food service industry generally; the ability of ourselves, our suppliers and co-manufacturers to comply with food safety, environmental or other laws or regulations and the potential impact of policy changes regarding imports, exports, and tariffs; our plans for future investments in our business, our anticipated capital expenditures and our estimates regarding our capital requirements, including our ability to continue as a going concern; the costs and success of our marketing efforts, and our ability to promote our brand; our reliance on our executive team and other key personnel and our ability to identify, recruit and retain skilled and general working personnel; our ability to effectively manage our growth; our ability to compete effectively with existing competitors and new market entrants; the impact of adverse economic conditions, consumer confidence and spending levels; the growth rates of the markets in which we compete; and other factors discussed in our reports filed with the Securities and Exchange Commission (the "SEC"), including our Annual Report on Form 10-K for the year ended December 31, 2024, and subsequent Quarterly Report(s) on Form 10-Q.

In light of these risks, uncertainties and assumptions, you are cautioned not to place undue reliance on forward-looking statements, which are inherently unreliable and speak only as of the date of this presentation. The Company cannot guarantee that the future results, performance, or events and circumstances described in the forward-looking statements will be achieved or occur. The Company undertakes no obligation, and the Company expressly disclaims any obligation, to update or alter any forward-looking statements for any reason after the date of this presentation, whether as a result of new information, future events or otherwise, except as required by law. In addition, statements including phrases such as "we believe" and similar statements reflect the Company's beliefs and opinions on the relevant subject. These statements are based upon information available to the Company as of the date of this presentation, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information.

Third-Party Information: This presentation also contains estimates, projections and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company's industry and its business. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such data. The Company has not independently verified the accuracy and completeness of the information obtained by third parties included in this presentation, and expressly disclaims any responsibility for the accuracy, completeness or fairness of any such third-party information.

Important Disclosures (cont.)

Non-GAAP Financial Information: The Company presents adjusted EBITDA in this presentation, which is a financial measure not required by, or presented in accordance with, accounting principles generally accepted in the United States of America ("GAAP"). The Company's management uses non-GAAP financial measures, both internally and externally, to assess and communicate the financial performance of the Company. The Company defines adjusted EBITDA as net income (loss), adjusted to exclude: (1) interest expense and other (income) loss, (2) income tax (benefit) expense, (3) depreciation and amortization expenses, (4) stock-based compensation, (5) expenses related to the impairment of long-lived intangible assets, and (6) expenses and recoveries related to a product quality issue. The Company believes adjusted EBITDA is useful to investors because it facilitates comparisons of its core business operations, excluding non-cash costs and non-recurring events, across periods on a consistent basis. Management uses adjusted EBITDA internally in analyzing the Company's financial results to assess operational performance and to determine the Company's future capital requirements. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared in accordance with GAAP. The Company believes that both management and investors benefit from referring to adjusted EBITDA in assessing its performance and when planning, forecasting and analyzing future periods. The Company believes adjusted EBITDA is useful to investors and others to understand and evaluate the Company's operating results and it allows for a more meaningful comparison between the Company's performance and that of competitors. Our use of adjusted EBITDA has limitations as an analytical tool, and you should not consider this performance measure in isolation from or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are that adjusted EBITDA does not reflect, among other things: cash capital expenditures for assets underlying depreciation and amortization expense that may need to be replaced or for new capital expenditures; interest expense; income tax expense from continuing operations; our working capital requirements; the potentially dilutive impact of stock-based compensation; and the provision for income taxes. Other companies, including companies in our industry, may calculate adjusted EBITDA differently, which reduces its usefulness as a comparative measure. Because of these limitations, you should consider adjusted EBITDA along with other financial performance measures, including net sales, net loss, cash and cash equivalents, restricted cash, net cash used in operating activities and our financial results presented in accordance with GAAP.

Acquisition Risk: Although certain information included in this presentation generally assumes consummation of the Transactions and we expect that the Transactions will result in benefits to the Company, we may be unable to consummate the Transactions on a timely basis or at all, and if the Transactions are consummated, we may not realize the anticipated benefits because of integration difficulties or other challenges.

Additional Information and Where to Find It: In connection with the proposed Transactions, the Company intends to file preliminary and definitive proxy statements and other materials with the SEC. In addition, the Company may also file other relevant documents with the SEC regarding the proposed Transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. The definitive proxy statement and other relevant documents will be sent or given to the Company's stockholders as of the record date established for voting. Investors and stockholders may also obtain a free copy of the proxy statement (when available) and other documents filed by the Company at its website, www.lairdsuperfood.com, or at the SEC's website, www.sec.gov. The proxy statement and other relevant documents may also be obtained for free from the Company by directing such request to the Company, to the attention of Investor Relations, 5303 Spine Road, Suite 204, Boulder, Colorado 80301.

Participants in the Solicitation: Laird Superfood, Nexus Capital Management, LP and their respective directors, partners and executive officers may be deemed to be participants in the solicitation of proxies from the Company's stockholders in connection with the proposed Transactions. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of the Company's directors and executive officers by reading the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 26, 2025. To the extent holdings of common stock by the Company's directors and executive officers have changed from the amounts of common stock held by such persons as reflected in the Company's Annual Report on Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding potential participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant materials filed with the SEC in connection with the proposed Transactions when they become available.

No Offer or Solicitation: This investor presentation is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the potential Transactions and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Laird Superfood was founded by two world-class athletes



LAIRD HAMILTON
Big wave surfer, innovator/inventor, author, fitness and nutrition expert. Husband and father.



GABBY REECE (HAMILTON)
Podcast host, best-selling author, former professional volleyball player. Wife and mother.

LAIRD SUPERFOOD

Laird Superfood Strategic Plan for growth and profitability

1

Grow our core business
- Expand distribution points
- Increase sales velocities
- Grow brand awareness and trial
- Optimize marketing efficiency

2

Innovate in Superfoods
- Expand existing product lines
- Execute packaging innovation
- Expand to new categories

3

Improve LSF Supply Chain
- Ensure capacity and flexibility
- Reduce operational costs
- Ensure product quality

4

Build critical capabilities and improve our work processes
- Hire/train/retain critical employees to elevate business performance
- Continue to simplify work processes and IT infrastructure

5

Improve our P+L and accelerate the path to profitability
- Optimize pricing and leverage scale to sustain Gross Margin in the high 30s
- Minimize annual overhead growth
- Pursue consolidation opportunities within/adjacent to our core portfolio

LAIRD SUPERFOOD

LSF exec team has extensive experience in Food and CPG



Jason Vieth

CEO | President

- President and CEO since January 2022
- EVP/GM at Sovos Brands
- SVP of Life Time Fitness
- SVP/GM at WhiteWave Foods
- Boston Consulting Group



Anya Hamill

CFO

- Chief Financial Officer since July 2022
- CFO at Little Secrets
- Sr. Director of Finance at Danone North America
- Sr. Director of Finance at WhiteWave Foods



Gil Arvizu

SVP, Sales

- SVP of Sales since September 2023
- Chief Commercial Officer at INW
- VP International at WhiteWave Foods
- VP US Sales at Cott Beverages
- PepsiCo Company



Jared Larkin

VP, Supply Chain

- VP of Supply Chain since August 2022
- Director of Ops and Finance at Picky Bars
- President of KIALOA Canoe Paddles

LAIRD SUPERFOOD

Laird Portfolio

TTM Q325 GROSS SALES PRODUCT MIX



<1%
14%
10%
50%
25%
Coffee Creamers
Coffee, Tea, and Hot Chocolate
Harvest snacks and other food items
Hydration and beverage enhancing supplements
Other

Strategic Focus "Coffee Solutions"

HIGHLIGHTS

Product Line	TTM Gross Sales ($M)[1]	Example Products*
Coffee Creamers	$27.7	
Coffee, Tea, and Hot Chocolate	$14.1	
Hydration & Beverage Enhancing Products	$7.8	
Harvest Snacks & Other Food Items	$6.0	

* Not intended to represent entire product line. Only sample of products in each product line is shown.
[1] Gross Sales numbers reflect sales for the trailing-twelve-months ended September 30, 2025.

Laird: strong sales growth continues



NET SALES
($S IN MILLIONS)
$48.1M
18%
YOY GROWTH
$40.9M
Q324 (TTM)
Q325 (TTM)



PEER SALES GROWTH COMPARISON[1]
24%
18%
12%
4%
PEER AVERAGE:[3] 4%
-2%
-10%
-10%
LAIRD
SunOpta
HONEST
CPG INDEX[2]
BEYOND MEAT

[1] Revenue figures are shown on a as reported basis for the TTM period as of September 30, 2025.
[2] CPG Index = S&P Composite 1500 / Food Products.
[3] Peer average includes: Beyond Meat, Inc. (BYND), Hain Celestial Group, Inc. (HAIN), Honest Company, Inc. (HNST), SunOpta Inc. (STKL), and Vital Farms, Inc. (VITL).
Source: Company documents, FactSet

Laird: strong gross margin[1]



39%
39%
38%
21%
18%
13%
9%
PEER AVERAGE:3 24%
LAIRD SUPERFOOD
HONEST
Vital Farms
Hain Celestial
CPG INDEX2
SunOpta
BEYOND MEAT

[1] Gross margins are shown on a as reported basis for the TTM period as of September 30, 2025.
[2] CPG Index = S&P Composite 1500 / Food Products.
[3] Peer average includes: Beyond Meat, Inc. (BYND), Hain Celestial Group, Inc. (HAIN), Honest Company, Inc. (HNST), SunOpta Inc. (STKL), and Vital Farms, Inc. (VITL).
Source: Company documents, FactSet

Launching innovation with recent new products



LAIRD
LAIRD
LAIRD

NOVEMBER 2025

LIQUID CREAMERS

- Organic **plant-based** formula
- **2x functional mushroom** level
- **No gums, no flavors, no seed oils**



LAIRD
HYDRATE
LAIRD
HYDRATE
LAIRD
HYDRATE

DECEMBER 2025

HYDRATION

- **Natural electrolytes** and **minerals**
- **No added sugar, no added flavoring**
- Aquamin provides **>70 trace minerals**



LAIRD
PROTEIN
COFFEE
LAIRD
PROTEIN
COFFEE
LAIRD
PROTEIN
COFFEE

JANUARY 2026

PROTEIN COFFEE

- **First Laird Superfoods dairy product**
- **10g of whey protein** and **0g sugar**
- **Functional mushrooms**
- **GLP-1 ready**

LAIRD SUPERFOOD

Superfoods is a large market – with strong secular tailwinds

Laird has an opportunity to significantly increase its awareness and share in Superfoods



LAIRD

U.S. ORGANIC FOOD MARKET



$100B
5% CAGR
$72B
2024
2030E

GLOBAL SUPERFOODS MARKET



$280B
8% CAGR
$189B
2024
2030E

Source: Business Dasher, Nutraceuticals World, Organic Trade Association (2024 & 2025 Organic Market Reports), SLETIS 2024 Presentation on BIOFACH Trends in Organic Markets (U.S.), Technavio

89% of **consumers prefer functional** food & beverages to support their health

77% of Millennial and Gen Z consumers **believe an organic label is important**

2/3 of Gen Z & Millennial consumers **purchased functional nutrition products in the last year**

74% of consumers are **willing to pay more** for products that provide both **high-quality ingredients and functional benefits**

66% of consumers are **willing to pay a premium for healthier products** than non-certified products

Source: Business Dasher, Nutraceuticals World, Organic Trade Association (2024 & 2025 Organic Market Reports), SLETIS 2024 Presentation on BIOFACH Trends in Organic Markets (U.S.)

LSF is building a superfoods platform

2015	2020	Q126	Q126	2026+
Laird Superfood founded by Laird Hamilton	Laird Superfood IPO	Up to $110 million of funding available from Nexus	Navitas Acquisition[1]	Future strategic acquisitions of superfoods platforms and brands

PROPOSED ACQUISITIONS TO UNLOCK:

- ✓ **Sales growth** from distribution synergies
- ✓ **EBITDA growth and margin expansion** from manufacturing & operational efficiencies

[1] Estimated to close in Q126.

Transaction overview summary

- Laird acquiring Navitas[1] for $38.5 million
- Combined company to have TTM Q325 sales of $91 million, up 20% year-on-year and 36% gross margins
- Acquisition being funded by $50 million investment from Nexus, post-closing Nexus will own 53.5%[2]
- Board composition: Founder - Laird Hamilton, CEO Jason Vieth, two (2) continuing independent directors and five (5) Nexus directors
- Transaction expected to close in Q126 subject to Laird shareholder approval and other customary closing conditions

[1] Global Superfood Corp. is a holding company with no operations whose purpose it to hold units of Navitas. [2] Based on 12,176,446 of fully diluted common shares outstanding as of December 21, 2025.

Compelling benefits of the proposed transaction

Building a scalable, multi-brand superfood platform

Expands position and brands in the large and **fast-growing superfoods** market

Highly complementary product portfolio enhances customer offering

Expanded distribution and scale in complementary channels in grocery, mass, club stores, and e-commerce

New innovation opportunities in cross-portfolio product development

Significant runway for growth from cross selling and increased brand awareness

Targeting **annualized cost synergies** post closing of **~$3.5 million**[1]

Double digit revenue growth and positive adj. EBITDA[2]

Nexus investment provides capital to **fund future strategic transactions**

[1] Based on Company estimates. Transaction costs from supply chain, sourcing, operating expenses, and G&A are also expected to be incurred.
[2] Expect GAAP net loss in FY 2026. Adjusted EBITDA is a non-GAAP financial measure. We have not reconciled the forward-looking adjusted EBITDA estimate to the comparable GAAP measure because applicable information for future periods, on which these reconciliations would be based, is not readily available due to uncertainty related to stock-based compensation, due to volatility in stock price, and state and local income taxes. Accordingly, a reconciliation of the forward-looking adjusted EBITDA estimate is not available at this time without unreasonable effort.

LAIRD SUPERFOOD

Additional financing commitment from Nexus

NEXUS CAPITAL MANAGEMENT

Nexus is an alternative asset investment management company based in Los Angeles, California that was founded in 2013. Nexus employs a flexible investment mandate that focuses on long-term value creation by partnering with leading management teams and businesses.

INITIAL INVESTMENT[1]

Nexus has agreed to purchase an initial 50,000 shares of Series A Preferred Stock at a purchase price of $1,000 per share for gross proceeds of $50 million.

The Series A Preferred Stock will be convertible, at the option of the holder, into shares of the Company's common stock at a fixed conversion price of $3.57 (subject to adjustments for stock splits and similar events). The Series A Preferred Stock will accrue dividends at an annual rate of 5%, compounded quarterly, and vote on an as-converted basis with the common stock.

The initial Nexus Investment is expected to close substantially concurrently with the closing of the Navitas Acquisition in Q126.

STOCKHOLDER SUPPORT

Certain of Laird's stockholders, directors and executive officers have entered into voting and support agreements to vote in favor of the issuance of the Series A Preferred Stock and against alternative transactions or proposals at a special meeting of stockholders.

FUTURE CAPITAL ACCESS

Following the close of the Nexus Investment, Laird has up to 270 days to require Nexus to purchase, upon the same terms, up to an additional $60 million of Series A Preferred Stock, the proceeds of which must be used for future strategic transactions.

LAIRD SUPERFOOD

[1] Additional terms regarding the Nexus Investment are described in the Current Report on Form 8-K filed by the Company with the SEC on December 22, 2025.

Navitas at a glance

Revenue (TTM[1])	Revenue Growth (YoY[1])	Gross Profit (TTM[1])
$43 MM	24%	$14 MM

Gross Margin (TTM[1])	Brand NPS
32.2%	55

BUSINESS OVERVIEW

Pioneer in superfoods with a premium, purpose-driven platform of functional food products that resonate with the modern wellness consumer

Organic superfood portfolio of high-quality, nutrient-dense products that span healthy baking, wellness staples, and functional berries, snacks & beverages

#1 Brand in the Natural channel cacao nibs and cacao powder

#1 Brand in the Natural channel goji berries, golden berries, and mulberries

#2 Brand in Natural channel energy & snacks

SALES BY CHANNEL[1]



24%
76%

● Wholesale ● E-Commerce

SALES BY TYPE[2]



23%
27%
5%
6%
9%
12%
18%

● Cacao Powder
● Cacao & Sweet Nibs
● Chia Seeds
● Goji Berries
● Superfoods & Snacks
● Matcha Powder
● Other



COSTCO
TARGET
iHerb
CLUB
H-E-B
E-COMMERCE
MULTI OUTLET
amazon
NAVITAS
Kroger
NATURAL
FRESH THYME
Wegmans
SPROUTS
WHOLE FOODS

[1] TTM net sales are as of September 30, 2025.
[2] TTM gross sales are as of September 30, 2025.

Source: SPINS – Total U.S. Natural Enhance Market, Mindset A&U Study (July 2025)

Navitas portfolio



CACAO
CACAO
CACAO
CACAO

HEALTHY BAKING

Includes a variety of **cacao products (powders, nibs and wafers)** designed to elevate the health of baked goods and homemade treats. All cacao products are made from **organic, fair trade-certified cacao** and help turn each sweet treat into a **better-for-you, nutrient-dense snack**



CHIA

WELLNESS STAPLES

Includes a range of single-ingredient and blended, **nutrient-dense** products designed to support everyday wellness. All powders and seeds are **organic, minimally processed** and **versatile** enough to be added to smoothies, meals and snacks. These superfoods are meant to be **daily diet cornerstones**



MATCHA LATTE
SALTED PEANUT CHOCOLATE
BITES
GOLDEN
BERRY ACAI
BITES

FUNCTIONAL BERRIES, SNACKS & BEVERAGES

Includes a portfolio of **nutrient-dense on-the-go bites, berries and functional superfood latte mixes** designed to satisfy cravings and fuel the body with energy for the day. All products offer **healthy, nutrient-dense alternatives** to **replace unhealthy snacks and high-sugar beverages**

LAIRD SUPERFOOD

Laird & Navitas are highly complementary

Delivering clean, real nutrition to increasingly health-conscious consumers


LAIRD
LAIRD
LAIRD


NAVITAS
GOJI
NAVITAS
CACAO

	LAIRD SUPERFOOD	NAVITAS ORGANICS
PRODUCT MISSION	Empower people to live healthier, more vibrant lives through powerful and sustainable superfood nutrition	Make nutrient-dense, whole foods easy, enjoyable and a key part of everyday life
BRAND DNA	Real food products that fuel everyday performance and wellness	High-quality, clean-ingredient, functional nutrition that benefits the consumer and the planet
PRICING	Premium	Premium
CHANNEL MIX	Sales mix is almost evenly divided between club/grocery and e-commerce	Currently primarily in retail and club
CONSUMER PROFILE	Quality-conscious consumer, educated, socially engaged, and health conscientious	Quality-conscious consumer, educated, high-earning, health-oriented consumers (~69% are Gen Z or Millennials[1])

[1] Source: Mindsight A&U Study – July 2025

LAIRD SUPERFOOD

Broadening product portfolio

Building a multi-brand platform in superfoods

LAIRD SUPERFOOD

Functional beverages, creamers and whole foods



Coffee Creamer, 26%
Coffee, 13%
Hydration, 7%
Healthy Snacks, 5%

+

NAVITAS ORGANICS

Raw superfood ingredients



Healthy Baking, 23%
Wellness Staples, 18%
Functional Snacks, 8%

Represents a percentage of pro forma TTM gross sales as of September 30, 2025.

Expanding reach across distribution channels

Opportunity to leverage significant cross-sell opportunities and expand across channels

DISTRIBUTION[1]



LAIRD SUPERFOOD
47%
53%
24%
NAVITAS ORGANICS
76%
39%
LAIRD PRO FORMA
61%
Wholesale
E-Commerce

[1] Data is based on September 30, 2025 TTM Net Sales.

Combined company pro forma profile

Double-digit revenue growth and strong margins

Q325 TTM NET SALES[1]
($S IN MILLIONS)



$48
$43
$91
LAIRD SUPERFOOD
NAVITAS ORGANICS
LAIRD SUPERFOOD
PRO FORMA

Q325 TTM GROSS PROFIT[1]
($S IN MILLIONS)



$19
$14
$33
LAIRD SUPERFOOD
NAVITAS ORGANICS
LAIRD SUPERFOOD
PRO FORMA

[1] As of September 30, 2025 on a TTM basis.

Combination unlocks significant value from synergies

ANNUALIZED COST SYNERGIES ARE 4X LAIRD'S TTM ADJ. EBITDA

COGS

- ✓ Integration of supply chain and sourcing channels
- ✓ Volume-driven savings

~$3.5 MM

Cost Synergies[1]

OPEX

- ✓ Optimize corporate costs
- ✓ Back-office support
- ✓ Leverage Laird's existing infrastructure

REVENUE SYNERGIES

- ✓ Cross-sell in complementary distribution
- ✓ Expand innovative product offerings
- ✓ Expand reach across e-commerce and retail partners
- ✓ Accelerate brand awareness

LAIRD ADJUSTED EBITDA[2]

($S IN MILLIONS)



TTM ADJUSTED[2] EBITDA $0.8M
-$0.1
$0.0
$0.2
$0.4
$0.1
$0.2
Q224
Q324
Q424
Q125
Q225
Q325

[1] Based on Company estimates. Transaction costs from supply chain, sourcing, operating expenses, and G&A are also expected to be incurred. Estimated cash costs to achieve synergies of ~$2 million. [2] Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of adjusted EBITDA to the most directly comparable GAAP measure, see the Appendix to this presentation.

Significant benefits for all stakeholders

CUSTOMERS

Access to a **broader product selection**

Enhanced quality and consistency across products

New **innovative product** offerings

TEAM

Commitment to **ongoing professional development**

Attractive **long-term growth** opportunities

Increased scale and reach

Dedicated to **operational excellence**

INVESTORS

Attractive growth profile

Highly **complementary portfolio** and channel mix

Enhanced scale

Stronger financial profile with **compelling synergy** potential

Strategic platform for growth optionality

LAIRD SUPERFOOD

Laird M&A strategy: consolidator in the superfoods market

A multi-brand superfood platform built to scale and grow earnings

PROVEN MANAGEMENT TEAM

Proven brand **leaders** with a strong track record of execution across both businesses

LEVERAGE CAPABILITIES

Utilize Laird's **scale**, **supply chain and distribution network** to supercharge growth

PIPELINE VISIBILITY

Actively evaluating a robust pipeline of **high-potential opportunities** in superfoods

CAPITAL FOR GROWTH

Nexus investment provides **flexible funding** to pursue future strategic opportunities

LAIRD SUPERFOOD

Compelling investment profile

$91 million Q325 TTM pro forma net sales[1]

~$3.5 million annualized cost synergies[2]

Double digit revenue growth and positive adj. EBITDA[3]

36% Q325 TTM pro forma gross margin[1]

Strong balance sheet, enhanced cash position and no debt

Up to $60 million available for future strategic transactions

[1] As of September 30, 2025.
[2] Based on Company estimates. Transaction costs from supply chain, sourcing, operating expenses, and G&A are also expected to be incurred.
[3] Expect GAAP net loss in FY 2026. Adjusted EBITDA is a non-GAAP financial measure. We have not reconciled the forward-looking adjusted EBITDA estimate to the comparable GAAP measure because applicable information for future periods, on which these reconciliations would be based, is not readily available due to uncertainty related to stock-based compensation, due to volatility in stock price, and state and local income taxes. Accordingly, a reconciliation of the forward-looking adjusted EBITDA estimate is not available at this time without unreasonable effort.

Appendix

Transaction overview detail

TRANSACTION CONSIDERATION

Laird to acquire all outstanding equity of Navitas and Global Superfood Corp.[1] for $38.5 million in cash.

Navitas Acquisition to be financed with cash funded through the private placement of $50 million of Series A Convertible Preferred Stock to affiliates of Nexus Capital Management, LP ("Nexus" and such transaction, the "Nexus Investment" and together, with the Navitas Acquisition, the "Transactions").

CAPITAL STRUCTURE

The Nexus Investment preserves balance sheet flexibility with no debt and an improved liquidity position.

On a diluted basis for in-the-money instruments, Nexus will hold approximately 53.5%[2] of Laird's issued and outstanding stock (post-close).

Following the close of the Nexus Investment, Laird has up to 270 days to require Nexus to purchase, upon the same terms, up to an additional $60 million of Series A Preferred Stock, the proceeds of which must be used for future strategic transactions.

FINANCIAL IMPACT

Pro forma Q325 trailing-twelve-months ("TTM") sales of $91 million, up 20% YOY, and 35.9% gross margin.

Targeting annualized cost synergies of ~$3.5 million post closing of the Navitas Acquisition[3].

GOVERNANCE

The reconstituted Board of Directors will comprise of nine members, including four new Nexus director designees, with Grant LaMontagne remaining on the Board of Directors.

CLOSING CONDITIONS

The Transactions are expected to close in Q126, subject to customary closing conditions.

The issuance of the Series A Preferred Stock to Nexus is subject to approval by Laird stockholders.

LAIRD SUPERFOOD

[1] Global Superfood Corp. is a holding company with no operations whose purpose it to hold units of Navitas. [2] Based on 12,176,446 of fully diluted common shares outstanding as of December 21, 2025. [3] Based on Company estimates. Transaction costs from supply chain, sourcing, operating expenses, and G&A are also expected to be incurred.

Reconciliation of GAAP and Non-GAAP Financial Measures

$, millions

	Q224	Q324	Q424	Q125	Q225	Q325
Net (loss) income	$(0.2)	$(0.2)	$(0.4)	$(0.2)	$(0.4)	$(1.0)
Adjusted for:						
Depreciation and amortization	0.1	0.1	0.1	0.1	0.1	0.1
Stock-based compensation	0.3	0.5	0.6	0.5	0.5	0.4
Income tax expense	0.0	0.0	0.0	0.0	0.0	0.0
Interest expense and other (income) expense, net	(0.1)	(0.1)	(0.1)	(0.1)	(0.0)	(0.0)
Impairment of long-lived intangible assets	—	—	—	—	—	0.7
Product quality issue	(0.1)	(0.3)	—	—	—	—
Adjusted EBITDA	$(0.1)	$(0.0)	$0.2	$0.4	$0.1	$0.2

LAIRD SUPERFOOD